UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 ------------

                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                 ------------

      Date of Report (Date of earliest event reported): December 21, 2005

                         CF Industries Holdings, Inc.
            (Exact name of Registrant as specified in its charter)


          Delaware                      001-32597               20-2697511
(State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
      of incorporation)                                   Identification Number)

    One Salem Lake Drive                                          60047
       Long Grove, IL                                           (Zip Code)
    (Address of principal
      executive office)

       Registrant's telephone number, including area code (847) 438-9500

         (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.    Other Events

     CF Industries Holdings, Inc. has announced that the 2006 annual meeting of stockholders (the "Annual Meeting") has been scheduled to be held on May 10, 2006. The Company has set January 20, 2006 as the date by which proposals to be considered for inclusion in the Company's proxy statement for the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Company at its principal executive offices. In addition, in order for a shareholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) of the Exchange Act, such proposal must be received by the Company at its principal executive offices on or before December 31, 2005. Proposals should be directed to the attention of the Secretary, CF Industries Holdings, Inc., One Salem Lake Drive, Long Grove, IL 60047.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 21, 2005            CF INDUSTRIES HOLDINGS, INC.


                                    By:    /s/ Douglas C. Barnard
                                       --------------------------------------
                                        Name:  Douglas C. Barnard
                                        Title: Vice President, General Counsel,
                                               and Secretary